UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                        April 13, 2006 (April 17, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                        01-13031             62-1674303
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 (State or Other Jurisdiction             (Commission         (I.R.S. Employer
       of Incorporation)                  File Number)       Identification No.)

     111 Westwood Place, Suite 200
          Brentwood, Tennessee                                    37027
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 13, 2006, John A. Morris, Jr., M.D. notified our Board of Directors that he will not stand for re-election to the Board of Directors at our 2006 annual meeting of shareholders to be held on May 17, 2006, when his current term expires. Dr. Morris also tendered his resignation from the Board of Directors effective as of the date of the annual meeting due to other time commitments. There are no disagreements between Dr. Morris and us that caused or contributed to his decision not to stand for re-election.

Item 7.01.          Regulation FD Disclosure

     On April 17, 2006, we issued a press release regarding Dr. Morris' decision to not stand for re-election. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits

     (d)  Exhibits.

                    99.1      Press Release dated April 17, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    AMERICAN RETIREMENT CORPORATION


                                    By: /s/ Bryan D. Richardson
                                        ----------------------------------------
                                        Bryan D. Richardson
                                        Executive Vice President - Finance and
                                        Chief Financial Officer

Date:   April 17, 2006


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                                  EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

99.1                Press Release dated April 17, 2006


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